Exhibit j(i) under N-1A
                                                Exhibit 23 under Item 601/Reg SK





               Consent of Ernst & Young LLP, Independent Auditors


     We consent to the references to our firm under the caption "Financial Highlights" in the Prospectus, and "Independent Auditors" in the Statement of Additional Information and to the use of our report dated April 10, 2002, included in the Post-Effective Amendment Number 31 to the Registration Statement (Form N-1A No. 2-91091) of the Federated High Yield Trust.

                                                ERNST & YOUNG LLP

Boston, Massachusetts
April 19, 2002